EXHIBIT 99.2

Non-GAAP Reconciliations,
Financial Highlights, and Operating Statistics

(UNAUDITED)

Final

June 30, 2018

Reconciliation of Income (Loss) Attributable to The Williams Companies, Inc. to Adjusted Income
(UNAUDITED)
	2017					2018
(Dollars in millions, except per-share amounts)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Income (loss) attributable to The Williams Companies, Inc. available to common stockholders	$373	$81	$33	$1,687	$2,174	$152	$135	$287

Income (loss) - diluted earnings (loss) per common share	$.45	$.10	$.04	$2.03	$2.62	$.18	$.16	$.35
Adjustments:
Williams Partners
Estimated minimum volume commitments	$15	$15	$18	$(48)	$—	$—	$—	$—
Impairment of certain assets	—	—	1,142	9	1,151	—	—	—
Ad valorem obligation timing adjustment	—	—	7	—	7	—	—	—
Organizational realignment-related costs	4	6	6	2	18	—	—	—
(Gain) loss related to Canada disposition	(3)	(1)	4	4	4	—	—	—
Severance and related costs	9	4	5	4	22	—	—	—
Constitution Pipeline project development costs	2	6	4	4	16	2	1	3
ACMP Merger and transition costs	—	4	3	4	11	—	—	—
Share of impairment at equity-method investments	—	—	1	—	1	—	—	—
(Gain) loss on asset retirement	—	—	(5)	5	—	—	—	—
Geismar Incident adjustments	(9)	2	8	(1)	—	—	—	—
Gain on sale of Geismar Interest	—	—	(1,095)	—	(1,095)	—	—	—
Gains from contract settlements and terminations	(13)	(2)	—	—	(15)	—	—	—
Accrual for loss contingency	9	—	—	—	9	—	—	—
(Gain) loss on early retirement of debt	(30)	—	3	—	(27)	7	—	7
Gain on sale of RGP Splitter	—	(12)	—	—	(12)	—	—	—
Settlement charge from pension early payout program	—	—	—	35	35	—	—	—
Regulatory adjustments resulting from Tax Reform	—	—	—	713	713	4	(20)	(16)
Share of regulatory charges resulting from Tax Reform for equity-method investments	—	—	—	11	11	2	—	2
Expenses associated with Financial Repositioning	—	2	—	—	2	—	—	—
Expenses associated with strategic asset monetizations	1	4	—	—	5	—	—	—
WPZ Merger costs	—	—	—	—	—	—	1	1
Total Williams Partners adjustments	(15)	28	101	742	856	15	(18)	(3)
Other
Impairment of certain assets	—	23	68	—	91	—	66	66
Loss related to Canada disposition	1	—	—	1	2	—	—	—
Expenses associated with strategic alternatives	1	3	5	—	9	—	—	—
Settlement charge from pension early payout program	—	—	—	36	36	—	—	—
Regulatory adjustments resulting from Tax Reform	—	—	—	63	63	—	1	1
Expenses associated with Financial Repositioning	8	—	—	—	8	—	—	—
WPZ Merger costs	—	—	—	—	—	—	3	3
Total Other adjustments	10	26	73	100	209	—	70	70
Adjustments included in Modified EBITDA	(5)	54	174	842	1,065	15	52	67

Adjustments below Modified EBITDA
Gain on disposition of equity-method investment - Williams Partners	(269)	—	—	—	(269)	—	—	—
Accelerated depreciation by equity-method investments	—	—	—	9	9	—	—	—
Change in depreciable life associated with organizational realignment - Williams Partners	(7)	—	—	—	(7)	—	—	—
Gain on deconsolidation of Jackalope interest	—	—	—	—	—	—	(62)	(62)
Allocation of adjustments to noncontrolling interests	77	(10)	(28)	(199)	(160)	(5)	21	16
	(199)	(10)	(28)	(190)	(427)	(5)	(41)	(46)
Total adjustments	(204)	44	146	652	638	10	11	21
Less tax effect for above items	77	(17)	(55)	(246)	(241)	(3)	(3)	(6)
Adjustments for tax-related items (1)	(127)	—	—	(1,923)	(2,050)	—	—	—

Adjusted income available to common stockholders	$119	$108	$124	$170	$521	$159	$143	$302
Adjusted diluted earnings per common share (2)	$.14	$.13	$.15	$.20	$.63	$.19	$.17	$.36
Weighted-average shares - diluted (thousands)	826,476	828,575	829,368	829,607	828,518	830,197	830,107	830,151

(1) The first quarter of 2017 includes an unfavorable adjustment related to the release of a valuation allowance. The fourth quarter of 2017 includes an unfavorable adjustment to reverse the tax benefit associated with remeasuring our deferred tax balances at a lower corporate rate resulting from Tax Reform.

(2) The sum of earnings per share for the quarters may not equal the total earnings per share for the year due to changes in the weighted-average number of common shares outstanding.

Reconciliation of "Net Income (Loss)" to “Modified EBITDA” and Non-GAAP “Adjusted EBITDA”
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Net income (loss)	$569	$193	$125	$1,622	$2,509	$270	$269	$539
Provision (benefit) for income taxes	37	65	24	(2,100)	(1,974)	55	52	107
Interest expense	280	271	267	265	1,083	273	275	548
Equity (earnings) losses	(107)	(125)	(115)	(87)	(434)	(82)	(92)	(174)
Other investing (income) loss - net	(272)	(2)	(4)	(4)	(282)	(4)	(68)	(72)
Proportional Modified EBITDA of equity-method investments	194	215	202	184	795	169	178	347
Depreciation and amortization expenses	442	433	433	428	1,736	431	434	865
Accretion expense associated with asset retirement obligations for nonregulated operations	7	9	7	10	33	8	10	18
Modified EBITDA	$1,150	$1,059	$939	$318	$3,466	$1,120	$1,058	$2,178

Williams Partners	$1,132	$1,076	$1,000	$408	$3,616	$1,107	$1,115	$2,222
Other	18	(17)	(61)	(90)	(150)	13	(57)	(44)
Total Modified EBITDA	$1,150	$1,059	$939	$318	$3,466	$1,120	$1,058	$2,178

Adjustments included in Modified EBITDA (1):

Williams Partners	$(15)	$28	$101	$742	$856	$15	$(18)	$(3)
Other	10	26	73	100	209	—	70	70
Total Adjustments included in Modified EBITDA	$(5)	$54	$174	$842	$1,065	$15	$52	$67

Adjusted EBITDA:

Williams Partners	$1,117	$1,104	$1,101	$1,150	$4,472	$1,122	$1,097	$2,219
Other	28	9	12	10	59	13	13	26
Total Adjusted EBITDA	$1,145	$1,113	$1,113	$1,160	$4,531	$1,135	$1,110	$2,245

(1) Adjustments by segment are detailed in the "Reconciliation of Income (Loss) Attributable to The Williams Companies, Inc. to Adjusted Income," which is also included in these materials.

Dividend Coverage Ratio
(UNAUDITED)
	2017					2018
(Dollars in millions, except per share amounts)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Distributions from WPZ (accrued / “as declared” basis)	$421	$421	$421	$421	$1,684	$431	$442	$873
Other Segment Adjusted EBITDA	28	9	12	10	59	13	13	26
Corporate interest	(66)	(65)	(66)	(64)	(261)	(64)	(64)	(128)
Subtotal	383	365	367	367	1,482	380	391	771
WMB cash tax rate	0%	0%	2%	2%	1%	0%	2%	1%
WMB cash taxes (excludes cash taxes paid by WPZ)	—	—	(7)	(9)	(16)	—	(9)	(9)
Other Segment Maintenance Capital	(3)	(5)	(5)	(9)	(22)	(9)	(7)	(16)
WMB cash available for dividends and other uses (1)	$380	$360	$355	$349	$1,444	$371	$375	$746
WMB dividends paid	(248)	(248)	(248)	(248)	(992)	(281)	(282)	(563)
Excess cash available after dividends	$132	$112	$107	$101	$452	$90	$93	$183

Dividend per share	$0.3000	$0.3000	$0.3000	$0.3000	$1.2000	$0.3400	$0.3400	$0.6800

Coverage ratio (2)	1.53	1.45	1.43	1.41	1.46	1.32	1.33	1.33

(1) Effective with the first quarter of 2018, Williams increased its regular dividend from $0.30 per share to $0.34 per share.
(2) WMB cash available for dividends and other uses / WMB dividends paid.

Consolidated Statement of Operations
(UNAUDITED)
	2017					2018
(Dollars in millions, except per-share amounts)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Revenues:
Service revenues	$1,261	$1,282	$1,310	$1,459	$5,312	$1,351	$1,340	$2,691
Service revenues - commodity consideration	—	—	—	—	—	101	94	195
Product sales	727	642	581	769	2,719	636	657	1,293
Total revenues	1,988	1,924	1,891	2,228	8,031	2,088	2,091	4,179
Costs and expenses:
Product costs	579	537	504	680	2,300	613	636	1,249
Processing commodity expenses	—	—	—	—	—	35	26	61
Operating and maintenance expenses	371	392	403	410	1,576	357	388	745
Depreciation and amortization expenses	442	433	433	428	1,736	431	434	865
Selling, general, and administrative expenses	161	153	138	142	594	132	130	262
Impairment of certain assets	1	25	1,210	12	1,248	—	66	66
Gain on sale of Geismar Interest	—	—	(1,095)	—	(1,095)	—	—	—
Regulatory charges resulting from Tax Reform	—	—	—	674	674	—	—	—
Other (income) expense - net	4	6	24	37	71	29	1	30
Total costs and expenses	1,558	1,546	1,617	2,383	7,104	1,597	1,681	3,278
Operating income (loss)	430	378	274	(155)	927	491	410	901
Equity earnings (losses)	107	125	115	87	434	82	92	174
Other investing income (loss) - net	272	2	4	4	282	4	68	72
Interest incurred	(287)	(280)	(275)	(274)	(1,116)	(282)	(288)	(570)
Interest capitalized	7	9	8	9	33	9	13	22
Other income (expense) - net	77	24	23	(149)	(25)	21	26	47
Income (loss) before income taxes	606	258	149	(478)	535	325	321	646
Provision (benefit) for income taxes	37	65	24	(2,100)	(1,974)	55	52	107
Net income (loss)	569	193	125	1,622	2,509	270	269	539
Less: Net income (loss) attributable to noncontrolling interests	196	112	92	(65)	335	118	134	252
Net income (loss) attributable to The Williams Companies, Inc.	$373	$81	$33	$1,687	$2,174	$152	$135	$287

Diluted earnings (loss) per common share:
Net income (loss) (1)	$.45	$.10	$.04	$2.03	$2.62	$.18	$.16	$.35

Weighted-average number of shares (thousands)	826,476	828,575	829,368	829,607	828,518	830,197	830,107	830,151

Common shares outstanding at end of period (thousands)	826,239	826,398	826,723	826,836	826,836	827,607	827,733	827,733
Market price per common share (end of period)	$29.59	$30.28	$30.01	$30.49	$30.49	$24.86	$27.11	$27.11
Cash dividends declared per share	$.30	$.30	$.30	$.30	$1.20	$.34	$.34	$.68

(1) The sum of earnings (loss) per share for the quarters may not equal the total earnings (loss) per share for the year due to changes in the weighted-average number of common shares outstanding.

Williams Partners
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Revenues:
Service revenues	$1,256	$1,277	$1,304	$1,455	$5,292	$1,346	$1,335	$2,681
Service revenues - commodity consideration	—	—	—	—	—	101	94	195
Product sales	727	642	581	768	2,718	636	657	1,293
Total revenues	1,983	1,919	1,885	2,223	8,010	2,083	2,086	4,169

Segment costs and expenses:
Product costs	579	537	504	680	2,300	613	636	1,249
Processing commodity expenses	—	—	—	—	—	35	26	61
Operating and maintenance expenses	353	376	387	414	1,530	343	376	719
Selling, general, and administrative expenses	156	154	140	160	610	138	134	272
Impairment of certain assets	1	2	1,142	11	1,156	—	—	—
Gain on sale of Geismar Interest	—	—	(1,095)	—	(1,095)	—	—	—
Regulatory charges resulting from Tax Reform	—	—	—	713	713	4	(20)	(16)
Other segment costs and expenses	(44)	(11)	9	21	(25)	12	(3)	9
Total segment costs and expenses	1,045	1,058	1,087	1,999	5,189	1,145	1,149	2,294
Proportional Modified EBITDA of equity-method investments	194	215	202	184	795	169	178	347
Modified EBITDA	1,132	1,076	1,000	408	3,616	1,107	1,115	2,222
Adjustments	(15)	28	101	742	856	$15	(18)	(3)
Adjusted EBITDA	$1,117	$1,104	$1,101	$1,150	$4,472	$1,122	$1,097	$2,219

Statistics for Operated Assets
Interstate Transmission
Throughput (Tbtu)	1,158.1	1,053.0	1,094.9	1,226.6	4,532.6	1,326.0	1,153.6	2,479.6
Avg. daily transportation volumes (Tbtu)	12.8	11.6	11.9	13.4	12.5	14.7	12.7	13.7
Avg. daily firm reserved capacity (Tbtu)	15.8	16.2	17.1	17.9	16.8	18.4	18.0	18.2
Gathering and Processing
Gathering volumes (Bcf per day) - Consolidated (1)	7.86	7.98	8.20	8.54	8.15	8.26	8.29	8.28
Gathering volumes (Bcf per day) - Non-consolidated (2)	4.10	4.12	3.87	3.89	3.99	4.06	3.84	3.95
Plant inlet natural gas volumes (Bcf per day) - Consolidated (1)	2.92	2.98	3.08	3.22	3.05	3.18	3.10	3.14
Plant inlet natural gas volumes (Bcf per day) - Non-consolidated (2)	0.54	0.53	0.39	0.27	0.43	0.24	0.25	0.25
Consolidated (1)
Ethane margin ($/gallon)	$.03	$.01	$.03	$.03	$.03	$.01	$.06	$.03
Non-ethane margin ($/gallon)	$.45	$.41	$.45	$.63	$.48	$.68	$.70	$.69
NGL margin ($/gallon)	$.33	$.25	$.29	$.41	$.32	$.35	$.44	$.39
Ethane equity sales (Mbbls/d)	11	17	17	15	15	23	15	19
Non-ethane equity sales (Mbbls/d)	29	26	25	25	26	25	23	24
NGL equity sales (Mbbls/d)	40	43	42	40	41	48	38	43
Ethane production (Mbbls/d)	40	53	49	62	51	65	65	65
Non-ethane production (Mbbls/d)	90	93	99	104	97	102	99	101
NGL production (Mbbls/d)	130	146	148	166	148	167	164	166
Non-consolidated (2)
NGL equity sales (Mbbls/d)	5	4	5	4	5	3	5	4
NGL production (Mbbls/d)	21	22	22	19	21	18	20	19
Overland Pipeline Company (2)
NGL transportation volumes (Mbbls)	18,338	20,558	21,015	21,425	81,336	21,263	21,333	42,596

(1) Excludes volumes associated with equity-method investments that are not consolidated for financial reporting purposes.
(2) Includes 100% of the volumes associated with operated equity-method investments.

Capital Expenditures and Investments
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Capital expenditures:
Williams Partners	$509	$540	$638	$687	$2,374	$948	$925	$1,873
Other	2	5	6	12	25	9	8	17
Total (1)	$511	$545	$644	$699	$2,399	$957	$933	$1,890

Purchases of investments:
Williams Partners	$52	$27	$24	$29	$132	$21	$70	$91
Other	—	—	—	—	—	—	—	—
Total	$52	$27	$24	$29	$132	$21	$70	$91

Summary:
Williams Partners	$561	$567	$662	$716	$2,506	$969	$995	$1,964
Other	2	5	6	12	25	9	8	17
Total	$563	$572	$668	$728	$2,531	$978	$1,003	$1,981

Capital expenditures incurred and purchases of investments:
Increases to property, plant, and equipment	$569	$591	$666	$836	$2,662	$934	$930	$1,864
Purchases of investments	52	27	24	29	132	21	70	91
Total	$621	$618	$690	$865	$2,794	$955	$1,000	$1,955

(1) Increases to property, plant, and equipment	$569	$591	$666	$836	$2,662	$934	$930	$1,864
Changes in related accounts payable and accrued liabilities	(58)	(46)	(22)	(137)	(263)	23	3	26
Capital expenditures	$511	$545	$644	$699	$2,399	$957	$933	$1,890

Depreciation and Amortization and Other Selected Financial Data
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Depreciation and amortization:
Williams Partners	$433	$423	$424	$420	$1,700	$423	$426	$849
Other	9	10	9	8	36	8	8	16
Total	$442	$433	$433	$428	$1,736	$431	$434	$865

Other selected financial data:
Cash and cash equivalents	$639	$1,918	$1,172	$899		$1,292	$275

Total assets	$47,512	$48,770	$46,120	$46,352		$47,052	$46,374

Capital structure:
Debt
Current	$—	$1,951	$502	$501		$501	$2
Noncurrent	$21,825	$21,325	$20,567	$20,434		$21,379	$21,313
Stockholders’ equity	$8,444	$8,306	$8,109	$9,656		$9,473	$9,345
Debt to debt-plus-stockholders’ equity ratio	72.1%	73.7%	72.2%	68.4%		69.8%	69.5%

Cash distributions received from limited partner interest in Williams Partners L.P.	$597	$421	$422	$421	$1,861	$421	$431	$852

Reconciliation of "Net Income (Loss)" to "Modified EBITDA", Non-GAAP "Adjusted EBITDA" and "Distributable Cash Flow"

	2018 Guidance			2019 Guidance
(Dollars in billions, except coverage ratios)	Low	Mid	High	Low	Mid	High

Net income (loss)	$0.975	$1.075	$1.175	$1.050	$1.200	$1.350
Provision (benefit) for income taxes		0.260			0.400
Interest expense		1.100			1.225
Equity (earnings) losses		(0.375)			(0.450)
Proportional Modified EBITDA of equity-method investments		0.725			0.825
Depreciation and amortization expenses and accretion expense associated with asset retirement obligations for nonregulated operations		1.750			1.800
Modified EBITDA	$4.435	$4.535	$4.635	$4.850	$5.000	$5.150

Adjustments included in Modified EBITDA:
Constitution Pipeline project development costs		0.002			—
(Gain) loss on early retirement of debt		0.007			—
Regulatory charges resulting from Tax Reform		0.004			—
Share of regulatory charges resulting from Tax Reform for equity-method investments		0.002			—
Total Adjustments included in Modified EBITDA		0.015			—
Adjusted EBITDA	$4.450	$4.550	$4.650	$4.850	$5.000	$5.150

Interest expense - net (1)		(1.150)			(1.235)
Maintenance capital expenditures (2)	(0.575)	(0.525)	(0.475)	(0.675)	(0.625)	(0.575)
Cash taxes - (Payment) Benefit		—			0.075
Income attributable to noncontrolling interests (NCI) and other		(0.125)			(0.115)

Distributable cash flow (DCF)	$2.600	$2.750	$2.900	$2.900	$3.100	$3.300

Dividends & Distributions paid (3)		(1.705)			(1.850)
Excess cash available after dividends & distributions	$0.895	$1.045	$1.195	$1.050	$1.250	$1.450

Dividend per share		$1.36			$1.52

Coverage ratio (4)	1.52x	1.61x	1.70x	1.57x	1.68x	1.78x

(1) Includes proportionate share of interest expense of equity investments.
(2) Includes proportionate share of maintenance capital expenditures of equity investments.
(3) Includes WPZ distributions to public unitholders for 1Q and 2Q of 2018.
(4) Distributable cash flow / Dividends & distributions paid.

Reconciliation of Income (Loss) Attributable to The Williams Companies, Inc. to Adjusted Income
2019
Guidance
(Dollars in billions, except per-share amounts)	Midpoint

Net income (loss)	$1.200
Less: Net income (loss) attributable to noncontrolling interests	0.115
Net income (loss) attributable to The Williams Companies, Inc.	$1.085

Adjustments:
Adjustments included in Modified EBITDA	—
Adjustments below Modified EBITDA	—
Total adjustments	—
Less tax effect for above items	—
Adjustments for tax related items	—
Adjusted income available to common stockholders	$1.085
Adjusted diluted earnings per common share	$0.89
Weighted-average shares - diluted (billions)	1.217